UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 30, 2010


                       RAMCO-GERSHENSON PROPERTIES TRUST
                       ---------------------------------
             (Exact name of registrant as specified in its Charter)


   Maryland                         1-10093                       13-6908486
   --------                         -------                       ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)


 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan      48334
 -----------------------------------------------------------------      -----
            (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code     (248) 350-9900
                                                      ------------------------


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Agreement

On March 30, 2010, Ramco-Gershenson Properties, L.P. (the "Operating Partnership"), the majority-owned operating partnership of Ramco-Gershenson Properties Trust (the "Registrant") entered into a First Amendment to the First Amended and Restated Revolving Credit Agreement and Guaranty (the "First Amendment") for The Town Center at Aquia with KeyBank National Association. Pursuant to the First Amendment, the credit facility was reduced from $20 million to $18.75 million and the requirement for quarterly amortization of $1.25 million through 2010 was eliminated. The Company may extend the December 31, 2010 maturity date to December 31, 2011 by permanently reducing the loan balance to $15 million and the Company has the option to extend the maturity date to December 31, 2012 by permanently reducing the loan amount to $10 million. In addition, the Company is required to pay down the credit facility in an amount equal to proceeds received if a mortgage loan from a third party lender is obtained with respect to the office property at the center.





Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

       10.1 First Amendment to First Amended and Restated Revolving Credit Agreement and Guaranty, dated March 30, 2010, by and among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust and Ramco Virginia Properties, L.L.C. as Guarantors and KeyBank National Association as Agent.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAMCO-GERSHENSON PROPERTIES TRUST


Date:  April 1, 2010                   By: /s/ Dennis Gershenson
                                           Dennis Gershenson
                                           President and Chief Executive Officer

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

                                 EXHIBIT INDEX

Exhibit               Description
-------               -----------

   10.1 First Amendment to First Amended and Restated Revolving Credit Agreement and Guaranty, dated March 30, 2010, by and among Ramco-Gershenson Properties, L.P., as Borrower Ramco-Gershenson Properties Trust and Ramco Virginia Properties, L.L.C., as Guarantors and KeyBank National Association as Agent.


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